Exhibit 32
                                   ----------


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB for the quarter ended April 30, 2004 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Pamela
M. Cyr, President, Chief Executive Officer, and Chief Financial Officer (Principal Executive and Financial & Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 10, 2005                   /s/ Pamela M. Cyr
      -------------                   ------------------------------------------
                                      Pamela M. Cyr
                                      President, CEO and Chief Financial Officer
                                      (Principal Executive and Financial &
                                      Accounting Officer)